                                                                      Exhibit 10

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Post-Effective Amendment
No. 22 to Registration Statement No. 33-22462 of Merrill Lynch Global Allocation
Fund, Inc. (the "Fund") on Form N-1A of our report dated December 17, 2004 appearing in the October 31, 2004 Annual Report of the Fund, which is incorporated by reference in the Statement of Additional Information which is part of this Registration Statement. We also consent to the reference to us under the caption "Financial Highlights" in the Prospectus, which is also a part of this Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
February 22, 2005